UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management Inc.
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1. Reports to Stockholders.

SMA Relationship Trust
Series A
Series M
Series T
Semiannual Report
June 30, 2008

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	6
Industry diversification	8
Portfolio of investments	11

SMA Relationship Trust—Series M
Letter to shareholders	22
Performance at a glance	27
Summary of municipal securities by state	28
Portfolio of investments	29

SMA Relationship Trust—Series T
Letter to shareholders	35
Performance at a glance	40
Industry diversification	41
Portfolio of investments	42

Explanation of expense disclosure	43

Statement of assets and liabilities	45

Statement of operations	46

Statement of changes in net assets	47

Financial highlights
SMA Relationship Trust—Series A	49
SMA Relationship Trust—Series M	50
SMA Relationship Trust—Series T	52

Notes to financial statements	54

General information	69

Board approval of investment advisory agreements	70

SMA Relationship Trust—Series A

August 15, 2008

Dear shareholder,
We present you with the semiannual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the period from the Fund’s inception on April 2, 2008 through June 30, 2008.

Performance
 For the period since the Fund’s inception through June 30, 2008, the Fund declined 2.40%, compared with the 1.47% decline of the Merrill Lynch US Treasury 1-5 year Index and the 1.54% decline of the MSCI World Free Index (net US), respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and the redemption of Fund shares, while the Index returns do not reflect fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 6.)

SMA Relationship Trust—Series A

Investment goal:
To maximize total return, consisting of capital appreciation and current income

Portfolio managers:
 Thomas Clarke Curt Custard Edwin M. Denson UBS Global Asset Management (Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annually

An interview with the Portfolio Managers
Q.	Can you describe the economic environment during the reporting period?
A.	The US economy grew at a tepid pace during the reporting period. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and lackluster consumer and business spending. While there were fears that the economy would contract during the second quarter of 2008, gross domestic product (“GDP”) grew at a rate of 1.9%. This was due, in part, to strong exports, buoyed by the declining dollar that made US goods more attractive overseas.

While the US may not officially be in a recession (defined by two consecutive quarters or more of negative GDP growth), there are numerous strains that may impede a meaningful economic rebound in the near future. Housing prices continue to fall and credit conditions

*	Please note that returns of the indices are for the period 3/31/08 through 6/30/08, while the Fund’s returns are for the period 4/2/08 through 6/30/08.

SMA Relationship Trust—Series A

remain tight due to massive write-downs associated with subprime mortgages.

Despite this, equity markets began the second quarter of 2008 with positive returns, primarily driven by a rise in investor confidence and some upside surprises in economic news. June, however, proved to be a difficult month for equities across the board. The threat of inflation from soaring commodity prices, along with financial system concerns and the potential for an increase in interest rates, was a driving theme behind the volatility.

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	The Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a recession. As the problems and fallout from subprime mortgages escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations.

In addition, the Fed continued to reduce the federal funds rate. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) During the six months ended June 30, 2008, the Fed lowered the fed funds rate a total of four times, bringing it to 2.00%, its lowest level since 2004. However, with inflationary pressures mounting, the Fed elected to hold the rate steady at its meeting in June 2008.

In its statement accompanying the June meeting, the Fed stated that: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters.”

Q.	Which positions had a positive impact on performance during the reporting period?
A.	The Fund’s short positions in US and Japanese government bonds helped performance, as yields moved higher and these sovereign bond markets declined during the period.(1) The Fund’s long positions in

(1)	Taking a short position involves selling securities that our research indicates are overpriced, in hopes of making a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

SMA Relationship Trust—Series A

high yield debt and global investment grade credit also benefited performance as these markets advanced during the period.(2) Successful security selection within the US Large Cap Growth Equity component of the Fund also added to performance during the reporting period, particularly overweights in the health care and information technology sectors.

Q.	Which positions hindered performance during the period?
A.	On an asset class basis, the Fund’s overweight to equities, particularly long positions in the US and UK stock markets, held performance back as broad equity markets declined during the reporting period. In addition, the Fund’s currency positioning detracted from performance during the reporting period. In particular, long exposure to the Japanese yen and the Swiss franc were the biggest negatives. This was partially offset by short exposure to the New Zealand dollar, which weakened during the reporting period.

Q.	How did you manage the Fund’s duration over the reporting period?
A.	In early June, we added to the Fund’s duration by removing some of our short US government bond exposure. Yields across many of the bond markets increased in April and May, primarily a result of inflation concerns. This increase in yields caused the US government bond market—which we believed was significantly overvalued—to move closer to fair value.

Q.	How was the Fund positioned with regards to currency?
A.	The Fund’s currency holdings included long positions in the US dollar, Swiss franc, Japanese yen, Swedish krona, Taiwan dollar, Singapore dollar, Saudi Arabian riyal, Malaysian ringitt, and the Mexican peso. These were offset by short positions in the European euro, British pound, Canadian dollar, New Zealand dollar, Australian dollar and the Brazilian real.

The Fund exhibits a bias toward lower-yielding currencies and against higher-yielding currencies, which have benefited from “carry trade” activity. (A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.)

(2)	When a long position is taken, a security is purchased with the expectation that it will rise in value.

SMA Relationship Trust—Series A

The Fund’s anti-carry trade positioning was hurt early in the period by a recovery in relatively-riskier assets and increasingly positive investor sentiment. This caused many of the low interest rate currencies—usually regarded as a safe haven—to weaken.

Q.	How was the Fund allocated at the end of the reporting period?
A.	Within global equities, the Fund had significant long positions in the US and the UK during the reporting period. Other long positions include the Netherlands, Italy and Japan. The Fund had a net short exposure to Australia, Canada, Germany and Hong Kong. The Fund also had net short exposure to emerging market equities.

Within fixed income, the Fund had a short exposure to Japanese, Canadian and US government bonds, with a heavy weighting toward the long end of the yield curve, where we believe these markets are the most overvalued. In the UK, we held a short position on real yields through swaps and structured notes. We believe that these positions are priced below their fair value.

The Fund held long positions in 30-year inflation swaps, which we deemed attractive relative to conventional UK bonds. The Fund also had long exposures to Australian and German bonds, which we believe to be attractive relative to other countries’ bonds. Further, the Fund had a short exposure to the emerging market debt asset class and a long exposure to high yield and investment grade debt markets through credit-default swaps.

Q.	What is your outlook for the economy?
A.	Recent economic data suggest that the US economy may be headed for further contraction. As the financial markets continue to be plagued by low liquidity, further write-downs at major investment banks appear likely. We believe the Fed will remain concerned about inflationary pressures on the economy, and that inflation considerations will weigh on their decisions regarding the federal funds rate in the coming quarters. In response to the market conditions, we plan to continue to monitor economic data closely and actively manage the Fund as we seek to add value for our shareholders.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp	Thomas Clarke
President	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Head—Americas	Managing Director
UBS Global Asset Management (Americas) Inc.	UBS Global Asset Management (Americas) Inc.

Curt Custard	Edwin M. Denson
Portfolio Manager	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Managing Director
UBS Global Asset Management (Americas) Inc.	UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed from inception through June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Total returns

04/02/08(1) to
06/30/08

SMA Relationship Trust—Series A	(2.40)%

Merrill Lynch US Treasury 1–5 Year Index(2)	(1.47)

MSCI World Free Index (net US)(3)	(1.54)

Consumer Price Index(4)	2.48

(1)	Performance inception date of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration is 3/31/08, which is the nearest month-end of the inception date of the Fund.

(2)	The Merrill Lynch US Treasury 1–5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect fees and expenses.

(3)	The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Investors should note that indices do not reflect fees and expenses.

(4)	Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Top ten equity holdings (unaudited)(1)
As a percentage of net assets
As of June 30, 2008

Total SA	1.9%

Roche Holding AG	1.8

SYSCO Corp.	1.3

General Electric Co.	1.3

BP PLC	1.3

ENI SpA	1.2

Sprint Nextel Corp.	1.0

Symantec Corp.	1.0

Exelon Corp.	1.0

Illinois Tool Works, Inc.	0.9

Total	12.7%

Country exposure, top five (unaudited)(1)
As a percentage of net assets
As of June 30, 2008

United States	23.5%

Japan	5.1

United Kingdom	5.1

France	3.8

Switzerland	2.7

Total	40.2%

(1)	Figures represent the direct investments of the SMA Relationship Trust—Series A. Figures could be different if a breakdown of the underlying investment companies were included.

SMA Relationship Trust—Series A

Industry diversification (unaudited)(1)
As a percentage of net assets
As of June 30, 2008

Equities
US equities
Air freight & logistics	0.46%

Auto components	0.08

Beverages	0.69

Biotechnology	0.78

Building products	0.35

Capital markets	0.49

Chemicals	0.52

Commercial banks	0.93

Computers & peripherals	1.33

Construction materials	0.27

Consumer finance	0.07

Diversified financial services	0.64

Diversified telecommunication services	0.10

Electric utilities	1.29

Energy equipment & services	0.98

Food & staples retailing	1.44

Health care equipment & supplies	0.32

Health care providers & services	0.31

Hotels, restaurants & leisure	0.73

Household durables	0.22

Industrial conglomerates	1.28

Insurance	0.47

Internet & catalog retail	0.43

Internet software & services	0.15

IT services	0.60

Machinery	1.04

Media	1.26

Multi-utilities	0.67

Oil, gas & consumable fuels	0.13

Personal products	0.35

Pharmaceuticals	1.44

Road & rail	0.65

Semiconductors & semiconductor equipment	0.59

Software	1.23

Specialty retail	0.08

Thrifts & mortgage finance	0.16

Wireless telecommunication services	1.00

Total US equities	23.53

SMA Relationship Trust—Series A

Industry diversification (unaudited) (continued)(1)
As a percentage of net assets
As of June 30, 2008

International equities
Airlines	0.11%

Automobiles	1.13

Capital markets	0.89

Chemicals	0.33

Commercial banks	4.05

Commercial services & supplies	0.17

Communications equipment	0.27

Construction materials	0.70

Diversified financial services	0.16

Diversified telecommunication services	0.55

Electric utilities	0.02

Electronic equipment & instruments	0.28

Energy equipment & services	0.35

Food & staples retailing	0.90

Food products	0.14

Hotels, restaurants & leisure	0.14

Household durables	0.14

Household products	0.46

Industrial conglomerates	0.45

Insurance	1.77

IT services	0.03

Machinery	0.27

Marine	0.54

Media	0.28

Metals & mining	2.14

Multi-utilities	0.80

Office electronics	0.74

Oil, gas & consumable fuels	5.23

Paper & forest products	0.35

Pharmaceuticals	1.95

Real estate management & development	0.23

Semiconductors & semiconductor equipment	0.16

Specialty retail	0.23

Tobacco	0.31

Trading companies & distributors	0.03

Water utilities	0.08

Wireless telecommunication services	0.50

Total international equities	26.88

Total equities	50.41

SMA Relationship Trust—Series A

Industry diversification (unaudited) (concluded)(1)
As a percentage of net assets
As of June 30, 2008

Investment companies
UBS U.S.Equity Alpha Relationship Fund	19.39%

UBS U.S. Large Cap Growth Equity Relationship Fund	19.48

Total investment companies	38.87

Short-term investment	10.22

Total investments	99.50

Cash and other assets, less liabilities	0.50

Net assets	100.00%

(1)	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

	Shares	Value

Equities—50.41%

US equities—23.53%
Accenture Ltd., Class A	2,800	$114,016

Affiliated Computer Services, Inc., Class A*	1,700	90,933

Aflac, Inc.	1,500	94,200

Allergan, Inc.	1,700	88,485

Amazon.com, Inc.*	2,000	146,660

American Electric Power Co., Inc.	2,500	100,575

Amgen, Inc.*	2,200	103,752

Analog Devices, Inc.	1,700	54,009

Arch Coal, Inc.	600	45,018

AT&T, Inc.	1,000	33,690

BorgWarner, Inc.	600	26,628

Burlington Northern Santa Fe Corp.	2,200	219,758

Carnival Corp.	5,500	181,280

Cephalon, Inc.*	600	40,014

Chico’s FAS, Inc.*	4,900	26,313

Citigroup, Inc.	12,700	212,852

Comcast Corp., Class A	9,700	184,009

Constellation Brands, Inc., Class A*	11,900	236,334

Costco Wholesale Corp.	600	42,084

Dell, Inc.*	12,700	277,876

Discover Financial Services	1,900	25,023

eBay, Inc.*	1,900	51,927

ENSCO International, Inc.	2,100	169,554

Estee Lauder Cos., Inc.	2,600	120,770

Exelon Corp.	3,600	323,856

Fannie Mae	800	15,608

FedEx Corp.	2,000	157,580

Fifth Third Bancorp	6,500	66,170

FirstEnergy Corp.	200	16,466

Fortune Brands, Inc.	1,200	74,892

Freddie Mac	2,400	39,360

General Electric Co.	16,400	437,716

Genzyme Corp.*	1,700	122,434

Halliburton Co.	3,100	164,517

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

	Shares	Value

Equities—(continued)

US equities—(concluded)
Hartford Financial Services Group, Inc.	1,000	$64,570

Illinois Tool Works, Inc.	6,400	304,064

Intel Corp.	2,900	62,292

JPMorgan Chase & Co.	200	6,862

Lexmark International, Inc., Class A*	1,100	36,773

Martin Marietta Materials, Inc.	900	93,231

Masco Corp.	7,600	119,548

Medco Health Solutions, Inc.*	1,800	84,960

Medtronic, Inc.	2,100	108,675

Merck & Co., Inc.	4,200	158,298

Micron Technology, Inc.*	3,500	21,000

Microsoft Corp.	2,100	57,771

Monsanto Co.	200	25,288

Morgan Stanley	4,600	165,922

NetApp, Inc.*	6,400	138,624

News Corp., Class A	3,200	48,128

NiSource, Inc.	5,900	105,728

Omnicom Group, Inc.	2,600	116,688

PACCAR, Inc.	1,200	50,196

Praxair, Inc.	1,600	150,784

Red Hat, Inc.*	1,500	31,035

Royal Caribbean Cruises, Ltd.	1,700	38,199

Sempra Energy	2,200	124,190

Sprint Nextel Corp.	35,900	341,050

Starwood Hotels & Resorts Worldwide, Inc.	700	28,049

Symantec Corp.*	17,100	330,885

SYSCO Corp.	16,300	448,413

Time Warner, Inc.	2,000	29,600

UnitedHealth Group, Inc.	800	21,000

Viacom, Inc., Class B*	1,700	51,918

Wells Fargo & Co.	10,600	251,750

Wyeth	5,100	244,596

Xilinx, Inc.	2,500	63,125

Total US equities (cost—$8,556,229)		8,027,571

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

	Shares	Value

Equities—(continued)

International equities—26.88%

Australia—1.04%
National Australia Bank Ltd.	3,265	$82,945

Qantas Airways Ltd.	12,609	36,746

QBE Insurance Group Ltd.	8,811	189,205

Westpac Banking Corp.	2,345	44,961

		353,857

Canada—0.93%
Canadian Imperial Bank of Commerce	1,900	104,531

Manulife Financial Corp.	800	27,977

Power Financial Corp.	1,400	45,527

Toronto-Dominion Bank	2,200	138,619

		316,654

Finland—0.16%
Stora Enso Oyj, Class R	2,511	23,563

UPM-Kymmene Oyj	1,888	30,915

		54,478

France—3.84%
AXA SA	1,718	51,015

BNP Paribas	866	78,454

Cap Gemini SA	154	9,078

Cie Generale de Geophysique-Veritas*	1,391	65,811

France Telecom SA	6,340	186,763

Societe Generale	100	8,705

Suez SA	3,188	217,037

Technip SA	597	55,259

Total SA	7,490	639,161

		1,311,283

Germany—2.15%
Allianz SE	652	114,870

Daimler AG	1,449	89,613

Deutsche Bank AG	2,181	188,348

Henkel AG & Co KGaA, Preference shares	3,965	158,003

Metro AG	453	28,914

Siemens AG	1,368	151,889

		731,637

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

	Shares	Value

Equities—(continued)

International equities—(continued)

Hong Kong—0.38%
Esprit Holdings Ltd.	7,400	$76,873

Sun Hung Kai Properties Ltd.	4,000	54,276

		131,149

Ireland—0.73%
Bank of Ireland	12,823	111,505

CRH PLC	4,674	137,613

		249,118

Italy—1.55%
ENI SpA	10,921	407,511

Intesa Sanpaolo SpA	19,904	113,678

Terna-Rete Elettrica Nazionale SpA	1,641	6,950

		528,139

Japan—5.11%
Bank of Yokohama Ltd.	9,000	62,212

Canon, Inc.	2,800	143,975

Casio Computer Co., Ltd.	3,600	40,989

Daiwa Securities Group, Inc.	2,000	18,383

Funai Electric Co., Ltd.	200	5,123

Honda Motor Co., Ltd.	3,700	125,790

Japan Tobacco, Inc.	25	106,653

JFE Holdings, Inc.	1,300	65,499

Keyence Corp.	400	95,268

Komatsu Ltd.	3,300	91,990

Leopalace21 Corp.	1,800	25,766

Mitsui OSK Lines Ltd.	13,000	185,233

Mitsui Sumitomo Insurance Group Holdings, Inc.*	1,300	44,809

NTT DoCoMo, Inc.	22	32,321

Ricoh Co., Ltd.	6,000	108,264

Shin-Etsu Chemical Co., Ltd.	1,800	111,541

Sompo Japan Insurance, Inc.	6,000	56,392

Sumitomo Metal Industries Ltd.	24,000	105,552

Sumitomo Metal Mining Co., Ltd.	3,000	45,995

Sumitomo Mitsui Financial Group, Inc.	7	52,672

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

	Shares	Value

Equities—(continued)

International equities—(continued)

Japan—(concluded)
Sumitomo Trust & Banking Co., Ltd.	7,000	$48,915

Toyota Motor Corp.	3,600	169,854

		1,743,196

Luxembourg—0.84%
ArcelorMittal	2,879	284,662

Netherlands—0.87%
ASML Holding NV	2,246	55,342

ING Groep NV CVA	1,696	54,086

Reed Elsevier NV	1,709	28,818

Royal Dutch Shell PLC, Class B	3,899	156,878

		295,124

Singapore—0.52%
DBS Group Holdings Ltd.	4,000	55,448

United Overseas Bank Ltd.	9,000	123,171

		178,619

Spain—0.23%
Banco Santander SA	4,351	79,945

Sweden—0.73%
Skandinaviska Enskilda Banken AB, Class A	5,000	92,985

Svenska Cellulosa AB, Class B	4,600	65,115

Telefonaktiebolaget LM Ericsson, Class B	8,800	91,763

		249,863

Switzerland—2.70%
Adecco SA	1,185	58,812

Credit Suisse Group AG	2,082	95,586

Holcim Ltd.	1,265	102,471

Novartis AG	788	43,390

Roche Holding AG	3,446	620,688

		920,947

United Kingdom—5.10%
Associated British Foods PLC	3,139	47,425

Barclays PLC	31,441	182,554

BP PLC	37,395	434,435

British Sky Broadcasting Group PLC	6,955	65,388

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

	Shares		Value

Equities—(concluded)

International equities—(concluded)

United Kingdom—(concluded)
Centrica PLC		9,125	$56,390

Prudential PLC		6,898	73,233

Rio Tinto PLC		1,931	231,122

Severn Trent PLC		1,077	27,545

Tesco PLC		37,699	277,310

TUI Travel PLC		11,431	46,676

Tullow Oil PLC		7,623	145,006

Vodafone Group PLC		47,085	139,882

Wolseley PLC		1,525	11,436

			1,738,402

Total international equities (cost—$9,782,440)			9,167,073

Total equities (cost—$18,338,669)			17,194,644

Investment companies—38.87%

UBS U.S.Equity Alpha Relationship Fund(2)		597,858	6,613,802

UBS U.S.Large Cap Growth Equity Relationship Fund(2)		543,662	6,644,098

Total investment companies (cost—$14,000,000)			13,257,900

	Number of rights

Rights—0.00%

United Kingdom—0.00%
Barclays, expires 07/17/08*(1) (cost—$0)		5,977	—

	Face amount

Short-term investments—10.22%

Certificate of deposit—0.88%
Royal Bank of Scotland PLC, 5.50%, due 01/20/09(3) (cost—$295,750)	GBP	150,000	299,076

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

	Shares	Value

Short-term investments—(concluded)

Investment company—9.34%
JPMorgan Liquid Assets Money Market Fund,2.395%(3) (cost—$3,185,991)	3,185,991	$3,185,991

Total short-term investments (cost—$3,481,741)		3,485,067

Total investments—99.50% (cost—$35,820,410)		33,937,611

Cash and other assets, less liabilities—0.50%		172,017

Net assets—100.00%		$34,109,628

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $35,820,410; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$443,876

Gross unrealized depreciation	(2,326,675)

Net unrealized depreciation	$(1,882,799)

*	Non-income producing security.
(1)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of this security amounted to $0 or 0.00% of net assets.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at June 30, 2008.
CVA	Dutch certification—depository certificate
Preference
shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviation:
GBP	Great Britain Pound

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

Forward foreign currency contracts
SMA Relationship Trust—Series A had the following open forward foreign currency contracts as of June 30, 2008:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Australian Dollar	690,000	NZD	862,031	10/03/08	$(6,269)

Australian Dollar	1,025,000	USD	928,604	10/03/08	(42,037)

Brazilian Real	350,000	USD	198,807	07/02/08	(19,520)

Brazilian Real	350,000	USD	215,451	08/20/08	(178)

Canadian Dollar	2,810,000	USD	2,771,901	10/03/08	19,230

Euro	6,450,000	USD	9,965,853	10/03/08	(140,695)

Euro	215,000	USD	337,132	10/03/08	247

Great Britain Pound	3,175,000	USD	6,212,443	10/03/08	(66,395)

Hong Kong Dollar	2,530,000	USD	324,689	10/03/08	(368)

Malaysian Ringgit	1,278,000	USD	392,808	07/02/08	1,683

New Taiwan Dollar	14,100,000	USD	462,917	07/02/08	(1,617)

New Taiwan Dollar	58,300,000	USD	1,920,923	07/02/08	190

New Zealand Dollar	1,520,000	USD	1,157,678	10/03/08	16,593

New Zealand Dollar	1,080,000	USD	804,613	10/03/08	(6,158)

Swedish Krona	3,180,000	USD	530,596	10/03/08	5,322

United States Dollar	43,289	AUD	45,000	07/02/08	(150)

United States Dollar	218,069	BRL	350,000	07/02/08	258

United States Dollar	49,486	CAD	50,000	07/02/08	(452)

United States Dollar	1,882,307	CHF	1,905,000	10/03/08	(16,160)

United States Dollar	1,337,274	CHF	1,400,000	10/03/08	34,173

United States Dollar	208,881	GBP	105,000	07/10/08	129

United States Dollar	17,946	HKD	140,000	07/02/08	10

United States Dollar	471,496	JPY	47,800,000	10/03/08	(19,007)

United States Dollar	209,915	JPY	22,300,000	07/02/08	96

United States Dollar	195,288	MXN	2,110,000	10/03/08	6,556

United States Dollar	401,887	MYR	1,278,000	07/02/08	(10,762)

United States Dollar	666,605	MYR	2,168,000	08/20/08	(2,976)

United States Dollar	671,670	SAR	2,500,000	10/06/08	(4,182)

United States Dollar	579,219	SEK	3,520,000	10/03/08	2,216

United States Dollar	1,938,276	SEK	11,700,000	10/03/08	(5,665)

United States Dollar	297,664	SGD	410,000	10/03/08	5,011

United States Dollar	11,013	SGD	15,000	07/02/08	12

United States Dollar	777,307	TWD	23,900,000	07/02/08	10,094

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

Forward foreign currency contracts (concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)

United States Dollar	1,633,547	TWD	48,500,000	07/02/08	$(35,681)

United States Dollar	1,931,743	TWD	58,300,000	08/20/08	(3,399)

United States Dollar	662,411	ZAR	5,430,000	10/03/08	13,763

Net unrealized depreciation on forward foreign currency contracts					$(266,088)

Currency type abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

Futures contracts

SMA Relationship Trust—Series A had the following open futures contracts as of June 30, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)

US treasury futures sell contracts:
10 Year US Treasury Notes, 11 contracts (USD)	September 2008	$(1,251,233)	$(1,253,141)	$(1,908)

Index futures buy contracts:
Amsterdam Exchanges Index, 23 contracts (EUR)	July 2008	3,225,592	3,086,017	(139,575)

FTSE 100 Index, 26 contracts (GBP)	September 2008	2,992,822	2,924,992	(67,830)

IBEX 35 Index, 1 contract (EUR)	July 2008	201,739	188,210	(13,529)

S&P MIB Index, 3 contracts (EUR)	September 2008	705,754	700,851	(4,903)

Index futures sell contracts:
CAC 40 Euro Index, 16 contracts (EUR)	July 2008	(1,171,610)	(1,119,497)	52,113

DAX Index, 6 contracts (EUR)	September 2008	(1,626,615)	(1,530,365)	96,250

Dow Jones Euro STOXX 50 Index, 8 contracts (EUR)	September 2008	(432,526)	(425,731)	6,795

FTSE/JSE Top 40 Index, 35 contracts (ZAR)	September 2008	(1,323,120)	(1,305,460)	17,660

Hang Seng China Enterprises Index, 15 contracts (HKD)	July 2008	(1,176,783)	(1,144,153)	32,630

Hang Seng Stock Index, 5 contracts (HKD)	July 2008	(728,752)	(709,224)	19,528

MSCI Singapore Index, 8 contracts (SGD)	July 2008	(428,832)	(421,359)	7,473

MSCI Taiwan Index, 2 contracts (USD)	July 2008	(59,508)	(57,500)	2,008

NIKKEI 225 Index, 4 contracts (JPY)	September 2008	(531,647)	(507,416)	24,231

OMXS 30 Index, 29 contracts (SEK)	July 2008	(453,225)	(415,321)	37,904

S&P 500 Index, 40 contracts (USD)	September 2008	(13,533,853)	(12,811,000)	722,853

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2008 (unaudited)

Futures contracts (concluded)

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)

S&P Toronto Stock Exchange 60 Index, 24 contracts (CAD)	September 2008	$(4,145,809)	$(4,077,435)	$68,374

SFE SPI 200 Index, 16 contracts (AUD)	September 2008	(2,046,212)	(1,991,308)	54,904

Interest rate futures buy contracts:
Australian 10 Year Bond, 28 contracts (AUD)	September 2008	2,505,160	2,547,868	42,708

Euro-Bund, 13 contracts (EUR)	September 2008	2,296,736	2,263,130	(33,606)

Interest rate futures sell contracts:
Canadian 10 Year Bond, 20 contracts (CAD)	September 2008	(2,315,574)	(2,304,011)	11,563

Japanese 10 Year Bond, 5 contracts (JPY)	September 2008	(6,311,665)	(6,378,019)	(66,354)

Net unrealized appreciation on futures contracts				$869,289

The segregated aggregate cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $2,449,688.

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements

SMA Relationship Trust—Series M

August 15, 2008

Dear shareholder,
We present you with the semiannual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2008.

Performance
 In an attempt to boost a weakening US economy and address other concerns, the Federal Reserve Board lowered the federal funds rate four times during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) These decreases caused the yields of the securities in which the Fund invests to decline, lowering the Fund’s yields.

Over the six months ended June 30, 2008, the Fund returned 0.08%, compared with the 0.02% return of its benchmark, the Lehman Brothers Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/ distributions and the redemption of Fund shares, while the Index returns do not reflect fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 27.)

SMA Relationship Trust—Series M

Investment goal:
Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:
 Lead portfolio manager:
Elbridge T. Gerry
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with the Lead Portfolio Manager
Q.	Can you describe the economic environment during the reporting period?
A.	The US economy grew at a tepid pace during the reporting period. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and lackluster consumer and business spending. While there were fears that the economy would contract, gross domestic product (“GDP”) grew 0.9% during the first quarter of 2008, and an estimated 1.9% in the second quarter of 2008. This was due, in part, to strong exports, buoyed by a declining dollar that made US goods more attractive overseas.

SMA Relationship Trust—Series M

While the US may not officially be in a recession (defined by two consecutive quarters or more of negative GDP growth), there are numerous strains that may impede a meaningful economic rebound in the near future. Housing prices continue to fall, and credit conditions remain tight due to massive write-downs associated with subprime mortgages.

While the job market had held up relatively well through 2007, it too has faltered. The US Labor Department announced that payrolls fell in each of the first six months of 2008, and the unemployment rate reached 5.7% in July—its highest level since March 2004. Despite slowing growth, inflationary pressures are mounting. Typically, when economic growth slows, falling demand helps to temper rising prices. However, record high oil and rising food prices have caused inflation to remain elevated, putting a further crimp on consumer spending.

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	The Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a recession. As the problems and fallout from subprime mortgages escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations.

In addition, the Fed continued to reduce the fed funds rate. Beginning in September 2007, the Fed began its campaign of lowering rates. From that time through April 2008, the Fed lowered the rate a total of seven times, bringing the federal funds rate to 2.00%, its lowest level since 2004.

However, with inflationary pressures mounting, the Fed elected to hold the rate steady at its meeting in June 2008. In its statement accompanying the meeting, the Fed stated that: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters.”

Q.	Municipal bonds have appeared in the headlines in recent months. How did these issues impact the Fund?
A.	During the first quarter of 2008, municipal bond prices fell dramatically. We believe this was mainly due to issues related to bond insurers,

SMA Relationship Trust—Series M

together with forced selling by highly leveraged hedge funds and concerns that slower growth could impact some issuers’ ability to meet their debt obligations. Within the municipal bond market, shorter-term securities outperformed their longer-term counterparts, and higher-quality bonds outperformed those of a lower quality, given investors’ increased risk aversion.

As always, we conducted careful analysis of the credit quality of the underlying issuers of securities, regardless of the existence of insurance enhancement. As a result, municipal issuers underlying our insured positions are primarily within a range that is higher than the average quality of the overall insured market, as measured by the Lehman Brothers Municipal Bond Index. This approach benefited the Fund, as the quality of underlying issuers was critical in the market that prevailed during the reporting period.

Q.	How did you manage the Fund over the reporting period?
A.	We continued to position the Fund defensively, keeping its duration slightly shorter than that of its benchmark, which benefited performance during the period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

We positioned the Fund in an effort to take advantage of a steepening yield curve by maintaining a “bulleted” strategy, in which the Fund held securities of specific maturities. We favored bonds in the 10- to 20-year area of the yield curve. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A “steepening yield curve” is one in which long-term bond prices increase relative to those of short-term bonds.)

While our bulleted strategy had mixed results at times during the reporting period, overall, it enhanced Fund results relative to the Lehman Brothers Municipal Bond Index. During the first three months of the period, the municipal yield curve steepened. However, during the last three months of the period, the municipal yield curve reversed course, becoming flatter. During this time, shorter-term municipal securities sold off while longer-term bonds rallied, which benefited the Fund’s performance.

Q.	From a sector perspective, which areas did you find attractive, and which did you avoid?
A.	Throughout the reporting period, our investment process focused on the underlying credit quality of municipal issuers. We found opportunities across a range of sectors and, as always, kept the Fund well-diversified.

SMA Relationship Trust—Series M

We purchased pre-refunded bonds, which were among the strongest performers during the period, benefiting performance. These types of bonds are secured by an escrow fund of US government obligations sufficient to pay off the entire issue of refunded bonds at maturity. The rating of the refunded bond generally assumes the rating of the government obligations at the time the vehicle is established.

We also found bonds of issuers offering essential services—such as water and power—attractive throughout the reporting period, and the Fund’s investment in these securities benefited performance. Bonds of this type remain relatively unaffected by economic downturns, and provide a steady stream of income.

During the reporting period, we sought to avoid issues with poor credit quality, and those which we thought had little potential to outperform—for example, housing bonds in most demographic areas.

Q.	What is your outlook for the economy, and for the Fund?
A.	Recent economic data suggests that the US economy may be headed for further contraction. As the financial markets continue to be plagued by low liquidity, further write-downs at major investment banks appear likely. We believe that the Fed will remain concerned about inflationary pressures on the economy, and that inflation considerations will weigh on their decisions regarding the fed funds rate in the coming quarters.

In addition, the economy continues to show weakness as the housing market searches for a bottom. We believe that it is possible this could exert additional credit pressure on municipalities, resulting in higher levels of risk aversion.

Looking ahead, we expect to see opportunities in the 10- to 15-year area of the yield curve. While this area of the yield curve has been relatively steep in recent months, we anticipate that it may flatten further in the months ahead, creating opportunities for the Fund to capture yield. We plan to continue to maintain a portfolio geared toward generating high quality income, protecting principal, and seeking undervalued securities.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,
Kai R. Sotorp
President
SMA Relationship Trust—Series M
Head—Americas
UBS Global Asset Management (Americas) Inc.

Sincerely,
Elbridge T. Gerry
Lead Portfolio Manager
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns

	6 months ended 06/30/08	1 year ended 06/30/08	10/08/03(1) to 06/30/08

SMA Relationship Trust—Series M	0.08%	3.49%	3.96%

Lehman Brothers Municipal Bond Index(2)	0.02	3.23	3.92

(1)	Performance inception date of SMA Relationship Trust—Series M.

(2)	The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)
As a percentage of net assets
As of June 30, 2008

Long-term municipal bonds:

Arizona	0.58%

California	7.16

Colorado	1.07

Connecticut	1.14

Delaware	4.36

Georgia	5.03

Illinois	10.95

Indiana	1.11

Maryland	1.89

Massachusetts	1.17

Michigan	1.43

Missouri	3.78

Nevada	2.47

New Jersey	2.67

New York	17.98

North Carolina	2.90

Ohio	5.47

Puerto Rico	4.18

South Carolina	2.70

Tennessee	0.07

Texas	16.07

Washington	5.41

Total investments	99.59

Cash and other assets, less liabilities	0.41

Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2008 (unaudited)

	Face amount	Value

Long-term municipal bonds—99.59%

Arizona—0.58%
Salt River Project Agricultural Improvement & Power District Revenue Bonds, Series A, 5.125%, due 01/01/27	$3,465,000	$3,537,938

California—7.16%
California Statewide Communities Development Authority Revenue Bonds, Series E, 3.875%, due 04/01/32(1)	5,000,000	5,038,600

City of La Mesa General Obligation Bonds, Series A, AMBAC, 5.250%, due 08/01/34	3,350,000	3,399,044

Long Beach Unified School District General Obligation Bonds, Series F, MBIA, 5.250%, due 08/01/23	1,920,000	1,999,315

Los Angeles Department of Water & Power Revenue Bonds, Series A-2, 5.000%, due 07/01/30	8,000,000	8,081,040

San Jose Unified School District, Santa Clara County General Obligation Bonds, Series B, FGIC, 5.000%, due 08/01/24	4,295,000	4,376,906

State of California General Obligation Bonds, 5.000%, due 08/01/18	20,000,000	20,941,400

		43,836,305

Colorado—1.07%
Colorado Health Facilities Authority Revenue Bonds, Series E, 5.125%, due 11/15/25(1)	6,650,000	6,533,292

Connecticut—1.14%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series Z-1, 5.000%, due 07/01/42	6,950,000	7,023,044

Delaware—4.36%
State of Delaware General Obligation Bonds, Series A, 5.000%, due 01/01/12	25,250,000	26,761,970

Georgia—5.03%
State of Georgia General Obligation Bonds,
Series E, 5.000%, due 08/01/19	17,705,000	19,011,452

Series E, 5.000%, due 08/01/21	11,160,000	11,836,854

		30,848,306

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2008 (unaudited)

	Face amount	Value

Long-term municipal bonds—(continued)

Illinois—10.95%
Chicago Metropolitan Water Reclamation District-Greater Chicago General Obligation Bonds, 5.000%, due 12/01/18	$11,770,000	$12,459,016

Chicago O’Hare International Airport Revenue Bonds, Series B, MBIA, 5.250%, due 01/01/18	10,000,000	10,503,700

City of Chicago General Obligation Bonds, Series B, AMBAC, 5.000%, due 12/01/20	8,450,000	8,815,885

De Witt Ford County Community School District No. 540 General Obligation Bonds, FSA, 5.000%, due 12/01/24	8,425,000	8,738,663

Illinois State Toll Highway Authority Revenue Bonds, Series A-2, FSA, 5.000%, due 01/01/31(2)	22,000,000	23,870,220

Will County Community School District No.161 General Obligation Bonds,
FGIC, 3.886%, due 01/01/12(2),(3)	1,145,000	1,010,130

FGIC, 3.886%, due 01/01/12(3)	1,915,000	1,652,702

		67,050,316

Indiana—1.11%
Indiana Health & Educational Facilities Financing Authority Hospital Revenue Bonds,
Series B, 5.000%, due 02/15/17	2,000,000	2,012,480

Series B, 5.000%, due 02/15/30	5,075,000	4,768,267

		6,780,747

Maryland—1.89%
Howard County General Obligation Bonds,
Series B, 5.000%, due 02/15/11	11,035,000	11,594,916

Massachusetts—1.17%
Massachusetts State Water Pollution Abatement Revenue Bonds,
Series A, 5.250%, due 08/01/19	6,495,000	7,159,114

Michigan—1.43%
Birmingham City School District General Obligation Bonds, 5.000%, due 11/01/28	2,000,000	2,048,940

Michigan Municipal Bond Authority Revenue Bonds, FSA, 5.000%, due 06/01/15	6,290,000	6,707,845

		8,756,785

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2008 (unaudited)

	Face amount	Value

Long-term municipal bonds—(continued)

Missouri—3.78%
Missouri State Health & Educational Facilities Authority Revenue Bonds,
Series C-5, 3.500%, due 11/15/26(1)	$13,000,000	$12,992,070

Series A, 5.000%, due 01/15/37	10,000,000	10,152,600

		23,144,670

Nevada—2.47%
Clark County General Obligation Bonds,
AMBAC, 5.000%, due 11/01/21	5,235,000	5,411,995

Clark County School District General Obligation Bonds,
Series B, AMBAC, 5.000%, due 06/15/19	9,250,000	9,707,413

		15,119,408

New Jersey—2.67%
New Jersey Economic Development Authority Revenue Bonds,
5.375%, due 06/15/14	1,240,000	1,228,778

New Jersey State Transportation Trust Fund Authority Revenue Bonds,
Series A, 5.250%, due 12/15/20(4)	10,000,000	10,689,400

Series A, 5.500%, due 12/15/21	4,070,000	4,425,881

		16,344,059

New York—17.98%
Long Island Power Authority Electric System Revenue Bonds,
Series E, 5.000%, due 12/01/17	14,000,000	14,659,400

Metropolitan Transportation Authority Revenue Bonds,
Series A, 5.000%, due 11/15/25	10,000,000	10,136,000

Series A, FSA, 5.000%, due 11/15/30	7,690,000	7,791,969

Series F, 5.000%, due 11/15/30	2,420,000	2,425,784

New York City General Obligation Bonds,
Series P, 5.000%, due 08/01/22	8,765,000	8,990,611

Series A, 5.000%, due 08/01/25	10,000,000	10,246,800

New York City Municipal Water Finance Authority Revenue Bonds,
Series E, FSA-CR, 5.000%, due 06/15/26	7,475,000	7,590,265

Series E, 5.000%, due 06/15/34	21,700,000	21,884,233

Series B, 5.125%, due 06/15/31	5,000,000	5,050,500

New York State Environmental Facilities Corp. Revenue Bonds,
Series I, 5.000%, due 06/15/33	5,095,000	5,155,070

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2008 (unaudited)

	Face amount	Value

Long-term municipal bonds—(continued)

New York—(concluded)
Triborough Bridge & Tunnel Authority Revenue Bonds,
Series B, 5.000%, due 11/15/32	$10,000,000	$10,065,800

AMBAC, 5.125%, due 11/15/26	5,000,000	5,104,400

5.250%, due 11/15/30	1,000,000	1,026,760

		110,127,592

North Carolina—2.90%
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds,
Series A, AMBAC, 5.000%, due 01/01/16	5,800,000	5,897,962

Series A, 6.400%, due 01/01/21(2)	1,000,000	1,176,890

North Carolina Medical Care Commission Health Care Facilities Revenue Bonds,
5.000%, due 11/01/34	7,000,000	6,829,340

State of North Carolina General Obligation Bonds,
Series A, 4.000%, due 03/01/24	4,060,000	3,837,674

		17,741,866

Ohio—5.47%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds,
Series A-2, 5.125%, due 06/01/24	22,825,000	20,642,017

Hamilton County Ohio Sales Tax Revenue Bonds,
Series A, AMBAC, 5.000%, due 12/01/17	7,175,000	7,616,478

State of Ohio General Obligation Bonds,
Series A, 5.000%, due 06/15/10	5,000,000	5,215,800

		33,474,295

Puerto Rico—4.18%
Government Development Bank for Puerto Rico Revenue Bonds,
Series B, 5.000%, due 12/01/08	6,850,000	6,906,375

Puerto Rico Highway & Transportation Authority Revenue Bonds,
Series N, 5.500%, due 07/01/23	3,320,000	3,336,866

University of Puerto Rico Revenue Bonds,
Series P, 5.000%, due 06/01/20	15,790,000	15,371,881

		25,615,122

South Carolina—2.70%
Greenville County School District Installment Revenue Bonds,
5.000%, due 12/01/28	16,510,000	16,563,327

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2008 (unaudited)

	Face amount	Value

Long-term municipal bonds—(concluded)

Tennessee—0.07%
Clarksville Public Building Authority Revenue Bonds,
2.500%, due 02/01/38(1)	$400,000	$400,000

Texas—16.07%
City of Brownsville General Obligation Bonds,
AMBAC, 5.189%, due 02/15/11(3),(4)	2,030,000	1,758,000

Keller Independent School District General Obligation Bonds,
PSF-GTD, 5.000%, due 08/15/25	6,175,000	6,352,408

PSF-GTD, 5.000%, due 08/15/26	6,435,000	6,600,573

PSF-GTD, 5.000%, due 08/15/27	7,220,000	7,373,497

Lamar Consolidated Independent School District General Obligation Bonds,
PSF-GTD, 5.000%, due 02/15/31	10,000,000	10,125,200

North East Independent School District General Obligation Bonds,
Series A, PSF-GTD, 5.000%, due 08/01/27	10,000,000	10,212,000

San Antonio Electric & Gas Systems Revenue Bonds,
5.000%, due 02/01/19	30,000,000	31,344,600

State of Texas General Obligation Bonds,
5.000%, due 04/01/27	10,000,000	10,318,700

Tarrant County Cultural Education Facilities Finance Corp.Revenue Bonds,
Series A, 5.000%, due 02/15/22	10,000,000	10,020,300

Waco Texas General Obligation Bonds,
MBIA, 5.000%, due 02/01/35	4,345,000	4,351,865

		98,457,143

Washington—5.41%
Central Puget Sound Washington Transportation Authority Revenue Bonds,
Series A, 5.000%, due 11/01/36	20,000,000	20,221,800

State of Washington General Obligation Bonds,
Series B, FSA, 5.000%, due 07/01/29	12,720,000	12,907,493

		33,129,293

Total investments—99.59% (cost—$621,745,085)		609,999,508

Cash and other assets, less liabilities—0.41%		2,495,405

Net assets—100.00%		$612,494,913

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2008 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $621,745,085; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,893,971

Gross unrealized depreciation	(13,639,548)

Net unrealized depreciation	$(11,745,577)

(1)	Floating rate security—The interest rate shown is the current rate as of June 30, 2008.
(2)	Security is prerefunded or escrowed to maturity.The maturity date shown is the earlier of the reset date or the date of the prerefunded call.
(3)	Rate shown reflects annualized yield at June 30, 2008 on zero coupon bond.
(4)	Security, or a portion thereof, was delivered to the broker to cover margin requirements for futures contracts.

AMBAC	American Municipal Bond Assurance Corp.
MBIA	MBIA Insurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
FSA-CR	Financial Security Assurance Custodial Receipts
PSF-GTD	Permanent School Fund Guaranteed

Futures contracts
SMA Relationship Trust—Series M had the following open futures contracts as of June 30, 2008:

	Expiration dates	Proceeds	Value	Unrealized (depreciation)

US treasury futures sell contracts:
10 Year US Treasury Notes, 110 contracts	September 2008	$(12,383,417)	$(12,531,406)	$(147,989)

US Long Bond, 375 contracts	September 2008	(42,690,757)	(43,347,656)	(656,899)

Net unrealized depreciation on futures contracts				$(804,888)

The segregated aggregate market value of investments delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $1,387,205.

See accompanying notes to financial statements

SMA Relationship Trust—Series T

August 15, 2008

Dear shareholder,
We present you with the semiannual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2008.

Performance
Escalating issues in the mortgage market negatively impacted the securitized sectors and the Fund significantly over the course of the reporting period. Exposure to mortgage-backed securities and mortgage-related asset-backed securities, which were negatively impacted by the rising level of homeowner defaults, detracted from the Fund’s results. In particular, holdings of non-agency mortgage-backed securities—which are not represented in the Fund’s benchmarks—contributed significantly to the Fund’s underperformance of its benchmarks.

Over the six months ended June 30, 2008, the Fund declined 14.83%. During the same period, its benchmarks, the Lehman Brothers US Credit Index and the Lehman Brothers MBS Fixed Rate Index, declined 0.48% and gained 1.93%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on dividends/ distributions and the redemption of Fund shares, while the Index returns do not reflect fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 40.)

SMA Relationship Trust—Series T

Investment goal:
Maximum total return, consisting of income and capital appreciation

Portfolio managers:
Portfolio management team, including
John A. Penicook, Jr., and
Justin Tabellione
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

An interview with the Portfolio Managers
Q.	Can you describe the economic environment during the reporting period?
A.	The US economy grew at a tepid pace during the reporting period. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and lackluster consumer and business Spending. While there were fears that the economy would contract, gross domestic product (“GDP”) grew 0.9% during the first quarter of 2008, and an estimated 1.9% in the second quarter of 2008. This was

SMA Relationship Trust—Series T

due, in part, to strong exports, buoyed by a declining dollar that made US goods more attractive overseas.

While the US may not officially be in a recession (defined by two consecutive quarters or more of negative GDP growth), there are numerous strains that may impede a meaningful economic rebound in the near future. Housing prices continue to fall, and credit conditions remain tight due to massive write-downs associated with subprime mortgages.

While the job market held up relatively well last year, it too has faltered. The US Labor Department announced that payrolls fell in each of the first six months of 2008, and the unemployment rate reached 5.7% in July, its highest level since March 2004. Despite slowing growth, inflationary pressures are mounting. Typically, when economic growth slows, falling demand helps to temper rising prices. However, record high oil and rising food prices have caused inflation to remain elevated.

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	The Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a recession. As the problems and fallout from subprime mortgages escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations.

In addition, the Fed continued to reduce the federal funds rate. (The Federal Funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) In September 2007, the Fed began its campaign of lowering rates. From that time through April 2008, the Fed lowered the rate a total of seven times, bringing the federal funds rate to 2.00%, its lowest level since 2004.

However, with inflationary pressures mounting, the Fed elected to hold the rate steady at its meeting in June 2008. In its statement accompanying its meeting, the Fed stated that: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters.”

SMA Relationship Trust—Series T

Q.	How did the bond market perform during the reporting period?
A.	During the first three months of the period, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, gained 2.17%. This period was characterized by increased investor risk aversion and a flight to quality given the escalating troubles associated with the subprime mortgage market. Investors flocked to Treasury securities, driving their yields lower and their prices higher. In contrast, relatively riskier fixed income securities generated poor results. During the first quarter of 2008, the yield on the two-year US Treasury bill fell from 3.05% to 1.62%, and 10-year US Treasury bill yields moved from 4.04% to 3.45%.

It was a different story during much of the second half of the period. Treasury yields initially rose as oil and food prices moved higher and it became evident that the Fed would have to focus its efforts on fighting inflation. By the middle of June, two- and 10-year yields had risen to 3.05% and 4.27%, respectively. Then, during the last two weeks of the month, the credit crunch returned as financial companies continued to write off assets and scramble to raise capital. This caused investor risk aversion to increase, and Treasury yields to plunge. By the end of the quarter, two- and 10-year Treasury yields were 2.63% and 3.99%, respectively.

Q.	What was your positioning in the various sectors of the fixed income market?
A.	The Fund’s exposure to mortgage-related securities weighed heavily on performance throughout the period. In particular, an allocation to non-agency mortgage-backed securities, which are not represented in the Index, contributed to the Fund’s underperformance as the deterioration in the US housing market escalated. The Fund’s exposure to asset-backed securities backed by home equity loans also detracted from results, as this area suffered in the wake of a significant number of defaults.

We selectively added high-quality commercial mortgage-backed securities (CMBS) during the period. While this initially detracted from performance, these securities rallied during the second half of the reporting period. Overall, however, the Fund’s exposure to CMBS detracted from performance during the reporting period.

In the corporate bond arena, spreads—the differences between the yield paid on US Treasury bonds and higher-risk securities of similar maturities—are wide by historical standards. Wider spreads are generally associated with greater levels of risk aversion. We think it is likely that spreads will continue to be volatile as the economy slows

SMA Relationship Trust—Series T

and default expectations increase. As a result, we continue to favor industries that we believe are likely to perform well despite a slowing economy, such as energy and healthcare. The Fund’s corporate bond exposure benefited performance, although the impact of this on the Fund was eclipsed by the poor performance of mortgage-related assets.

During the quarter, we reduced the Fund’s exposure to high yield bonds. We had very little exposure to this area at the end of the reporting period, as we sought to avoid the weak performance that high yield bonds generally offer in an environment of slowing growth.

Q:	What is your outlook for the economy?
A.	Recent economic data suggest that the US economy may be headed for further contraction. As the financial markets continue to be plagued by low liquidity, further write-downs at major investment banks appear likely. We believe that the Fed will remain concerned about inflationary pressures on the economy, and that inflation considerations will weigh on their decisions regarding the fed funds rate in the coming quarters. In response to the market conditions, we plan to continue to monitor economic data closely and actively manage the Fund’s portfolio as we seek to add value for our shareholders.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,
Kai R. Sotorp
President
SMA Relationship Trust—Series T
Head—Americas
UBS Global Asset Management (Americas) Inc.

John A. Penicook, Jr.
Lead Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management (Americas) Inc.

Justin Tabellione
Portfolio Management Team Member
SMA Relationship Trust—Series T
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns

	6 months	1 year	10/09/03(1)
	ended	ended	to
	06/30/08	06/30/08	06/30/08

SMA Relationship Trust—Series T	(14.83)%	(16.79)%	(0.82)%

Lehman Brothers US Credit Index(2)	(0.48)	3.81	3.86

Lehman Brothers MBS Fixed Rate Index(3)	1.93	7.83	4.87

(1)	Performance inception date of SMA Relationship Trust—Series T.

(2)	Lehman Brothers US Credit Index is a sub-index of the Lehman Brothers US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect fees and expenses.

(3)	Lehman Brothers MBS Fixed Rate Index covers the 15-year, 30-year, and balloon mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), Freddie Mac (formerly known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formerly known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Industry diversification (unaudited)(1)
As a percentage of net assets
As of June 30, 2008

Investment companies
UBS Corporate Bond Relationship Fund	24.57%

UBS Opportunistic Emerging Markets Debt Relationship Fund	0.38

UBS Opportunistic High Yield Relationship Fund	2.76

UBS U.S. Securitized Mortgage Relationship Fund	65.50

Total investment companies	93.21

Short-term investment	1.48

Total investments	94.69

Cash and other assets, less liabilities	5.31

Net assets	100.00%

(1)	Figures represent industry breakdown of direct investment of SMA Relationship Trust—Series T. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2008 (unaudited)

	Shares	Value

Investment companies—93.21%

UBS Corporate Bond Relationship Fund(1)	8,338,366	$101,682,198

UBS Opportunistic Emerging Markets Debt Relationship Fund(1)	131,143	1,560,638

UBS Opportunistic High Yield Relationship Fund(1)	878,080	11,414,430

UBS U.S. Securitized Mortgage Relationship Fund(1)	27,981,978	271,117,385

Total investment companies (cost—$457,312,186)		385,774,651

Short-term investment—1.48%

JPMorgan Liquid Assets Money Market Fund, 2.39%(2) (cost—$6,127,231)	6,127,231	6,127,231

Total investments—94.69% (cost—$463,439,417)		391,901,882

Cash and other assets, less liabilities—5.31%		21,990,458

Net assets—100.00%		$413,892,340

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $463,439,417;and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,626,338

Gross unrealized depreciation	(77,163,873)

Net unrealized depreciation	$(71,537,535)

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2008.

See accompanying notes to financial statements

SMA Relationship Trust

Explanation of expense disclosure (unaudited)
As a shareholder of the Funds*, you incur two types of costs: (1) transactional costs (as applicable); including program fees and (2) ongoing costs, including management fees (if applicable); and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Please note that the SMA Relationship Trust—Series A commenced operations on April 2, 2008, therefore “Actual” expenses paid during the period reflect activity from April 2, 2008 through June 30, 2008.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table

*	Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T.

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)
for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while SMA Relationship Trust—Series A commenced operations on April 2, 2008, the “Hypothetical” expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that expense ratios were in effect during the period January 1, 2008 to June 30, 2008.

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series A*	January 1, 2008	June 30, 2008	01/01/08 to 06/30/08

Actual	$1,000.00	$976.00	$—

Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.86	—

	Beginning	Ending	Expenses paid
	account value	account value	during period**
Series M	January 1, 2008	June 30, 2008	01/01/08 to 06/30/08

Actual	$1,000.00	$1,000.80	$—

Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.86	—

	Beginning	Ending	Expenses paid
	account value	account value	during period**
Series T	January 1, 2008	June 30, 2008	01/01/08 to 06/30/08

Actual	$1,000.00	$851.70	$—

Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.86	—

*	The Fund commenced operations on April 2, 2008. Expenses are equal to the Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 90 divided by 366 (to reflect actual days in the period for the actual example) and multiplied by 182 divided by 366 (to reflect the one-half year period for the hypothetical example). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses they incur in providing advisory services as well as the operating expenses of the Funds.

**	Expenses are equal to the Funds’ annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses they incur in providing advisory services as well as the operating expenses of the Funds.

SMA Relationship Trust

Statement of assets and liabilities—June 30, 2008 (unaudited)

	Series A	Series M	Series T

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$21,820,410, $621,745,085 and $6,127,231, respectively)	$20,679,711	$609,999,508	$6,127,231

Investments in securities of affiliated issuers, at value (cost—$14,000,000, $0 and $457,312,186, respectively)	13,257,900	—	385,774,651

Foreign currency, at value (cost—$259,918, $0 and $0, respectively)	261,646	—	—

Cash	—	—	4,707,150

Receivables:

Fund shares sold	130,969	940,806	26,565,862

Investment securities sold	6,200,922	351,663	—

Dividends and interest	35,289	8,493,830	6,629

Variation margin	—	13,125	—

Foreign tax reclaims	1,130	—	—

Cash collateral for futures contracts	2,449,688	—	—

Outstanding swap agreements, at value	168,085	—	—

Unrealized appreciation on forward foreign currency contracts	115,583	—	—

Other assets	10,513	19,449	20,576

Total assets	43,311,436	619,818,381	423,202,099

Liabilities:
Payables:

Fund shares redeemed	—	6,373,555	4,602,609

Investment securities purchased	8,265,427	—	4,707,150

Variation margin	16,943	—	—

Due to custodian	60,075	685,740	—

Due to broker	—	264,173	—

Outstanding swap agreements, at value	477,692	—	—

Unrealized appreciation on forward foreign

currency contracts	381,671	—	—

Total liabilities	9,201,808	7,323,468	9,309,759

Net assets	$34,109,628	$612,494,913	$413,892,340

Net assets:
Beneficial interest	$35,109,321	$623,097,475	$502,848,832

Accumulated undistributed (distributions in excess of) net investment income	163,683	1,620	(17,811,986)

Accumulated undistributed net realized gain	427,269	1,946,283	393,029

Net unrealized depreciation	(1,590,645)	(12,550,465)	(71,537,535)

Net assets	$34,109,628	$612,494,913	$413,892,340

Shares outstanding	3,492,805	60,939,964	55,372,428

Net asset value per share	$9.77	$10.05	$7.47

See accompanying notes to financial statements

SMA Relationship Trust

Statement of operations
For the six months ended June 30, 2008 (unaudited)

	Series A(1)	Series M	Series T

Investment income:
Dividends	$158,053	$—	$32,240

Interest	25,775	14,551,205	—

Foreign tax withheld	(20,145)	—	—

Total/Net investment income	163,683	14,551,205	32,240

Realized and unrealized gain (loss) from investment activities:
Net realized gain (loss) from:
Investments in unaffiliated issuers	(21,051)	1,498,427	—

Investments in affiliated issuers	—	—	(1,206,724)

Futures contracts	251,872	594,055	—

Swap agreements	186,062	—	—

Forward foreign currency transactions	10,386	—	—

Net realized gain (loss)	427,269	2,092,482	(1,206,724)

Change in net unrealized appreciation
(depreciation) of:
Investments	(1,882,799)	(12,880,838)	(82,525,955)

Futures contracts	869,289	(1,382,906)	—

Swap agreements	(309,607)	—	—

Forward foreign currency contracts	(266,088)	—	—

Translation of other assets and liabilities
denominated in foreign currency	(1,440)	—	—

Change in net unrealized appreciation
(depreciation)	(1,590,645)	(14,263,744)	(82,525,955)

Net realized and unrealized loss from
investment activities	(1,163,376)	(12,171,262)	(83,732,679)

Net increase (decrease) in net assets resulting
from operations	$(999,693)	$2,379,943	$(83,700,439)

(1)	For the period April 2, 2008 (commencement of operations) to June 30, 2008.

See accompanying notes to financial statements

SMA Relationship Trust

Statement of changes in net assets

	For the six months ended June 30, 2008 (unaudited)

	Series A(1)	Series M	Series T

From operations:
Net investment income	$163,683	$14,551,205	$32,240

Net realized gain (loss) from:

Investment transactions	(21,051)	1,498,427	(1,206,724)

Futures contracts	251,872	594,055	—

Swap agreements	186,062	—	—

Forward foreign currency transactions	10,386	—	—

Change in net unrealized appreciation (depreciation) of:
Investments	(1,882,799)	(12,880,838)	(82,525,955)

Futures contracts	869,289	(1,382,906)	—

Swap agreements	(309,607)	—	—

Forward foreign currency contracts	(266,088)	—	—

Translation of other assets and liabilities
denominated in foreign currency	(1,440)	—	—

Net increase (decrease) in net assets
resulting from operations	(999,693)	2,379,943	(83,700,439)

Dividends to shareholders from:

Net investment income	—	(14,549,585)	(18,123,863)

From beneficial interest transactions:
Proceeds from shares sold	35,269,704	101,025,950	68,435,243

Cost of shares redeemed	(160,383)	(228,968,003)	(248,455,954)

Net increase (decrease) in net assets
resulting from beneficial interest
transactions	35,109,321	(127,942,053)	(180,020,711)

Increase (decrease) in net assets	34,109,628	(140,111,695)	(281,845,013)

Net assets:
Net assets, beginning of year	—	752,606,608	695,737,353

Net assets, end of year	$34,109,628	$612,494,913	$413,892,340

Accumulated undistributed (distributions
in excess of) net investment income	$163,683	$1,620	$(17,811,986)

(1)	For the period April 2, 2008 (commencement of operations) to June 30, 2008.

See accompanying notes to financial statements

SMA Relationship Trust

Statement of changes in net assets

	For the year ended December 31, 2007

	Series M	Series T

From operations:
Net investment income	$26,092,720	$480,415

Net realized gain (loss) from:

Investment transactions	1,302,896	8,232,558

Futures contracts	(235,943)	—

Net change in net unrealized appreciation (depreciation) of:
Investments	(2,329,114)	(19,337,167)

Futures contracts	177,511	—

Net increase (decrease) in net assets
resulting from operations	25,008,070	(10,624,194)

Dividends/distributions to shareholders from:
Net investment income	(26,225,562)	(37,431,033)

Net realized gains	(1,089,661)	—

Total dividends and distributions
to shareholders	(27,315,223)	(37,431,033)

From beneficial interest transactions:
Proceeds from shares sold	522,087,458	459,834,041

Cost of shares redeemed	(188,352,474)	(229,811,875)

Net increase in net assets resulting from
beneficial interest transactions	333,734,984	230,022,166

Increase in net assets	331,427,831	181,966,939

Net assets:
Net assets, beginning of year	421,178,777	513,770,414

Net assets, end of year	$752,606,608	$695,737,353

Accumulated undistributed
net investment income	$—	$279,637

See accompanying notes to financial statements

SMA Relationship Trust—Series A

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the
	period ended
	June 30, 2008
	(unaudited)(3)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income(1)	0.07

Net realized and unrealized loss from investment activities	(0.30)

Total loss from investment operations	(0.23)

Net asset value, end of period	$9.77

Total investment return(2)	(2.40)%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$34,110

Ratio of expenses to average net assets	0.00	%(4)

Ratio of net investment income to average net assets	2.58	%(4)

Portfolio turnover	3%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	For the period April 2, 2008 (commencement of operations) through June 30, 2008.
(4)	Annualized.

See accompanying notes to financial statements

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six
	months ended
	June 30, 2008
	(unaudited)

Net asset value, beginning of period	$10.27

Income from investment operations:
Net investment income(1)	0.23

Net realized and unrealized gain (loss) from investment activities	(0.22)

Total income from investment operations	0.01

Dividends/distributions:
From net investment income	(0.23)

From net realized gains	—

Total dividends/distributions	(0.23)

Net asset value, end of period	$10.05

Total investment return(2)	0.08%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$612,495

Ratio of expenses to average net assets	0.00	%(3)

Ratio of net investment income to average net assets	4.43	%(3)

Portfolio turnover	36%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Annualized.
(4)	Amount represents less than $0.005 per share.
(5)	For the period October 8, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements

					For the
					period ended
For the years ended December 31,					December 31,

2007	2006		2005	2004	2003(5)

$10.33	$10.20		$10.27	$10.15	$10.00

0.43	0.42		0.40	0.32	0.05

(0.04)	0.13		(0.06)	0.10	0.13

0.39	0.55		0.34	0.42	0.18

(0.43)	(0.42)		(0.38)	(0.30)	(0.03)

(0.02)	(0.00	)(4)	(0.03)	—	—

(0.45)	(0.42)		(0.41)	(0.30)	(0.03)

$10.27	$10.33		$10.20	$10.27	$10.15

3.79%	5.51%		3.32%	4.18%	1.83%

$752,607	$421,179		$256,668	$104,812	$21,741

0.00%	0.00%		0.00%	0.00%	0.00%

4.18%	4.13%		3.88%	3.36%	2.32	%(3)

119%	156%		149%	180%	85%

See accompanying notes to financial statements

SMA Relationship Trust — Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six
	months ended
	June 30, 2008
	(unaudited)

Net asset value, beginning of period	$9.10

Income (loss) from investment operations:
Net investment income(1)	0.00	(3)

Net realized and unrealized gain (loss) from investment activities	(1.33)

Total loss from investment operations	(1.33)

Dividends/distributions:
From net investment income	(0.30)

Net asset value, end of period	$7.47

Total investment return(2)	(14.83)%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$413,892

Ratio of expenses to average net assets	0.00	%(4)

Ratio of net investment income to average net assets	0.01	%(4)

Portfolio turnover	0%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.
(4)	Annualized.
(5)	Amount represents less than 0.005%.
(6)	For the period October 9, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements

					For the
					period ended
For the years ended December 31,					December 31,

2007	2006	2005		2004	2003(6)

$9.78	$9.75	$10.07		$10.09	$10.00

0.01	0.00 (3)	0.00	(3)	—	—

(0.10)	0.54	0.17		0.46	0.15

(0.09)	0.54	0.17		0.46	0.15

(0.59)	(0.51)	(0.49)		(0.48)	(0.06)

$9.10	$9.78	$9.75		$10.07	$10.09

(1.06)%	5.68%	1.75%		4.55%	1.50%

$695,737	$513,770	$426,936		$262,703	$43,620

0.00%	0.00%	0.00%		0.00%	0.00%

0.08%	0.04%	0.00	%(5)	0.00%	0.00	%(4)

21%	19%	19%		15%	1%

See accompanying notes to financial statements

SMA Relationship Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust has three separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series M and Series T (each a “Fund”, and collectively, the “Funds”). The investment objective of Series A is to maximize total return consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series M is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in affiliated investment companies and direct investments in certain non-dollar denominated debt securities.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally

SMA Relationship Trust

Notes to financial statements (unaudited)

obtain market values for their securities or instruments from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of portfolio securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued atfair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily

SMA Relationship Trust

Notes to financial statements (unaudited)

closing net asset value of the respective investment company. Series T’s portfolio securities primarily consist of four underlying funds: UBS Corporate Bond Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund (collectively, the “Underlying Funds”), and direct investments in certain non-dollar denominated debt securities. The value of the Underlying Funds will be their net asset value at the time each Underlying Fund’s shares are priced.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

SMA Relationship Trust

Notes to financial statements (unaudited)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Funds’ assets. The Funds may hold securities which have been fair valued in accordance with the Funds’ fair valuation policy as of June 30, 2008, which may result in movement between level 1 and level 2.

SMA Relationship Trust—Series A

Measurements at 06/30/08

	Quoted prices
	in active	Significant
	markets for	other
	identical	observable	Unobservable
	assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets:
Securities	$8,526,779	$25,410,832	$0	$33,937,611

Derivatives	1,196,994	283,668	0	1,480,662

Total	$9,723,773	$25,694,500	$0	$35,418,273

Liabilities:
Securities sold short	$0	$0	$0	$0

Derivatives	327,705	859,363	0	1,187,068

Total	$327,705	$859,363	$0	$1,187,068

SMA Relationship Trust—Series M

Measurements at 06/30/08

	Quoted prices
	in active	Significant
	markets for	other
	identical	observable	Unobservable
	assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets:
Securities	$0	$609,999,508	$0	$609,999,508

Derivatives	0	0	0	0

Total	$0	$609,999,508	$0	$609,999,508

Liabilities:
Securities sold short	$0	$0	$0	$0

Derivatives	804,888	0	0	804,888

Total	$804,888	$0	$0	$804,888

SMA Relationship Trust

Notes to financial statements (unaudited)

SMA Relationship Trust—Series T

Measurements at 06/30/08

	Quoted prices
	in active	Significant
	markets for	other
	identical	observable	Unobservable
	assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets:
Securities	$0	$391,901,882	$0	$391,901,882

Derivatives	0	0	0	0

Total	$0	$391,901,882	$0	$391,901,882

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Funds’ derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Foreign currency translation—Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the

SMA Relationship Trust

Notes to financial statements (unaudited)

respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. Series A may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Series A will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a fund enters into a forward contract to sell an amount of foreign currency, it’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

Futures contracts—Series A and Series M may purchase or sell municipal bond index futures contracts, municipal debt futures contracts, and interest rate futures contracts. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the

SMA Relationship Trust

Notes to financial statements (unaudited)

contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

Swap agreements—Series A and Series M may engage in swap agreements, including interest rate, currency, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Series A and Series M may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit

SMA Relationship Trust

Notes to financial statements (unaudited)

event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

SMA Relationship Trust

Notes to financial statements (unaudited)

At June 30, 2008, Series A had outstanding interest rate swap agreements with the following terms:

Series A

						Payments
				Payments		received
	Notional		Termination	made by		by the
Counterparty	amount		dates	the Fund		Fund		Value

Deutsche
Bank AG	GBP	1,000,000	04/02/38	4.6500	%(1)	5.9750	%(2)	$60,175

Deutsche
Bank AG	GBP	1,600,000	04/02/38	—	(3)	3.7000	(1)	(188,015)

Lehman
Brothers	GBP	700,000	04/02/38	4.6500	(1)	5.9750	(2)	42,122

								$(85,718)

(1)	Payments made or received are based on the notional amount.
(2)	Rate based on 6 month LIBOR (GBP BBA).
(3)	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
GBP	Great Britain Pound

At June 30, 2008, Series A had outstanding credit default swap agreements with the following terms:

Series A

				Payments		Payments
	Notional		Termination	made by		received by
Counterparty	amount		dates	the Fund		the Fund		Value

Deutsche
Bank AG	USD	1,000,000	06/20/13	—	%(1)	1.5500	%(2)	$5,952

Deutsche
Bank AG	USD	1,600,000	06/20/13	2.6500	(2)	—	(3)	(7,702)

Deutsche
Bank AG	USD	2,800,000	06/20/13	—	(4)	5.0000	(2)	(165,117)

Lehman Brothers	EUR	800,000	06/20/13	—	(5)	6.5000	(2)	56,265

Lehman Brothers	USD	600,000	06/20/13	—	(1)	1.5500	(2)	3,571

Lehman Brothers	USD	1,000,000	06/20/13	2.6500	(2)	—	(3)	(4,814)

Lehman Brothers	USD	1,900,000	06/20/13	—	(4)	5.0000	(2)	(112,044)

								$(223,889)

SMA Relationship Trust

Notes to financial statements (unaudited)

(1)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.
(2)	Payments made or received are based on the notional amount.
(3)	Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 9 Index.
(4)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 10 Index.
(5)	Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Crossover Series 9 Index.

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

At June 30, 2008, Series M and Series T did not have any outstanding swap agreements.

Dividends and distributions—It is the Funds’ policy to distribute their respective net investment income, if any, monthly, except for Series A, which will distribute its respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, annually. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region,

SMA Relationship Trust

Notes to financial statements (unaudited)

which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisory and administration fees and other transactions with affiliates—The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to

SMA Relationship Trust

Notes to financial statements (unaudited)

these affiliated investment companies. Investments in affiliated investment companies for the period ended June 30, 2008 were as follows:

Series A

Affiliated				Net
investment	Value		Sales	realized
companies	12/31/07	Purchases	proceeds	gain (loss)

UBS U.S. Equity Alpha
Relationship Fund	$0	$7,150,000	$0	$0

UBS U.S. Large Cap
Growth Equity
Relationship Fund	0	6,850,000	0	0

	$0	$14,000,000	$0	$0

Affiliated	Change in net
investment	unrealized	Value	% of
companies	(depreciation)	06/30/08	net assets

UBS U.S. Equity Alpha
Relationship Fund	$(536,198)	$6,613,802	19.42%

UBS U.S. Large Cap
Growth Equity
Relationship Fund	(205,902)	6,644,098	19.51%

	$(742,100)	$13,257,900	38.93%

Series T

Affiliated				Net
investment	Value		Sales	realized
companies	12/31/07	Purchases	proceeds	gain (loss)

UBS Corporate Bond
Relationship Fund	$185,009,835	$0	$84,500,000	$8,892,859

UBS Opportunistic
Emerging Markets
Debt Relationship Fund	3,572,095	0	2,000,000	212,210

UBS Opportunistic
High Yield
Relationship Fund	20,869,986	0	8,750,000	(803,669)

UBS U.S. Securitized Mortgage
Relationship Fund	480,505,414	0	125,200,000	(9,508,124)

	$689,957,330	$0	$220,450,000	$(1,206,724)

SMA Relationship Trust

Notes to financial statements (unaudited)

	Change in net
Affiliated	unrealized
investment	appreciation	Value	% of
companies	(depreciation)	06/30/08	net assets

UBS Corporate Bond Relationship Fund	$(7,720,496)	$101,682,198	24.57%

UBS Opportunistic Emerging Markets
Debt Relationship Fund	(223,668)	1,560,637	0.38%

UBS Opportunistic High Yield
Relationship Fund	98,113	11,414,430	2.76%

UBS U.S. Securitized Mortgage
Relationship Fund	(74,679,904)	271,117,386	65.50%

	$(82,525,955)	$385,774,651	93.21%

Series M did not have any investments in affiliated investment companies during the period ended June 30, 2008.

Purchases and sales of securities
For the period ended June 30, 2008, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

Series A	$32,904,087	$617,281

Series M	235,045,966	355,898,849

Series T	—	220,450,000

Capital contributions from advisor
During the six months ended June 30, 2008, the Advisor reimbursed Series T in the amount of $175,330, or $0.0031 per share based upon the Fund’s shares outstanding at June 30, 2008, for adjusted shareholder activity resulting from a change in valuation source of certain securities.

Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

SMA Relationship Trust

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	2007

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series M	$26,609,367 (1)	$705,856	$27,315,223

Series T	37,431,033	—	37,431,033

(1)	$26,118,158 considered tax exempt.

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust’s fiscal year ending December 31, 2008.

During the fiscal year ended December 31, 2007, Series T utilized $7,564,439 of capital loss carryforwards to offset current year net realized capital gains.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2007, Series T incurred, and elected to defer, $130,769 of net realized capital losses and $139,432 of net realized foreign currency losses.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset values of the Funds.

As of and during the period ended June 30, 2008, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Funds for the period ended June 30, 2008.

SMA Relationship Trust

Notes to financial statements (unaudited)

Shares of beneficial interest
For the period ended June 30, 2008 and year ended December 31, 2007, transactions in shares of beneficial interest for each of the Funds were as follows:

Period ended June 30, 2008
			Net increase
		Shares	(decrease) in
Fund	Shares sold	repurchased	shares outstanding

Series A	3,508,622	(15,817)	3,492,805

Series M	9,894,321	(22,204,683)	(12,310,362)

Series T	8,452,370	(29,533,016)	(21,080,646)

Year ended December 31, 2007
		Shares	Net increase in
Fund	Shares sold	repurchased	shares outstanding

Series M	50,882,915	(18,405,173)	32,477,742

Series T	48,186,689	(24,292,044)	23,894,645

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

SMA Relationship Trust

Board approval of investment advisory agreements

At the meeting of the Board of Trustees (the “Board”) of SMA Relationship Trust (the “Trust”), held on May 29 and 30, 2008 (the “Meeting”), the Board, consisting entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for Series T and Series M (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 23, 2008, May 29, 2008 and May 30, 2008, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management

SMA Relationship Trust

Board approval of investment advisory agreements

and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”). The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe for the one-year, three-year and since inception periods. In reviewing the Lipper Reports, the Board noted that Series M appeared in one of the top two performance quintiles for each performance period. At the Board’s request, the Advisor addressed the performance data for Series T, which had appeared in the lowest performance quintile for each of the applicable performance periods. The Advisor explained that Series T is a fund of funds that invests in four portfolios of the UBS Relationship Funds. Three of the four funds in which Series T invests had underperformed their peers during most of the applicable performance periods. The Advisor described the underlying funds’ performance, noting in particular security selection and industry

SMA Relationship Trust

Board approval of investment advisory agreements

allocation as the primary reasons for the underperformance. In addition, the Advisor explained that the turmoil in the sub-prime mortgage and credit markets was also a cause for the underlying funds’ performance issues, describing in particular one of the underlying fund’s allocation to mortgage-and asset-backed securities, including exposure to non-agency mortgage-backed securities and to a smaller extent “Alt-A” quality second lien asset-backed securities and the effects of such investments on performance in the current market. The Board considered the changes described by the Advisor to the portfolio management teams of the underlying funds and the enhancements to the securitized credit research team in an effort to address the performance issues of the underlying funds.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of Series T in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor’s efforts to address the underperformance issues of Series T.

Costs and expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

SMA Relationship Trust

Board approval of investment advisory agreements

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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Trustees
Frank K. Reilly	Edward M. Roob
Chairman
J. Mikesell Thomas
Walter E. Auch

Adela Cepeda

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the SMA Relationship Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 8, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 8, 2008